North Square McKee Bond Fund (the “Fund”)
Class Y: NMKYX
Class I: NMKBX

Supplement dated November 9, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 2, 2020

Based upon the recommendation of North Square Investments, LLC, the investment adviser for the Fund, the Board of Trustees of the North Square Investments Trust has approved the following:

1. Renaming of Class Shares

Effective on December 1, 2021 (the “Class Renaming Date”), the outstanding Class Y Shares of the Fund will be renamed as Class I Shares, and the previously outstanding Class I Shares of the Fund will be renamed as Class R6 Shares (the “Class Renaming”). Current or new shareholders of Class Y Shares and Class I Shares of the Fund may continue to purchase additional shares in such Classes of the Fund until the Class Renaming Date. The ticker symbols of the renamed Classes will not change. After the Class Renaming Date NMKBX will be the ticker for Class R6 and NMKYX will be the ticker for Class I. As a result of the Class Renaming, shareholders currently holding Class I Shares will now own shares of Class R6 (which is the new name for Class I Shares) and will be subject to the same expense limitation amount as the current Class I Shares of 0.28% of the average daily net assets attributable to the class; and shareholders currently holding Class Y Shares will now own shares of Class I (which is the new name for Class Y Shares) and will be subject to the same expense limitation amount as the current Class Y Shares of 0.47% of the average daily net assets attributable to the class. There are no charges imposed in connection with the Class Renaming.

As of the Class Renaming Date, all references to Class Y Shares of the Fund in the Prospectus are replaced with Class I Shares of the Fund and all references to the Class I Shares of the Fund in the Prospectus are replaced with Class R6 Shares of the Fund.

2. Change in Investment Minimum of Class I Shares (Renamed as Class R6 Shares)

On the Class Renaming Date, the investment minimum of the Class R6 Shares (which is the new name for Class I Shares) will be increased to $50 million. All references to the previous investment minimum are replaced with $50 million. All holders of Class I Shares as of the Class Renaming Date will be deemed to have met the minimum investment amount for Class R6 Shares.

Please consult the Fund’s Prospectus for full details on the differences between the Classes. Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.